Exhibit 99.1

Red Hat Reports Third Quarter Results

  Revenue of $236 million, up 21% from the prior year
  GAAP operating income up 92%, non-GAAP operating income up 26% from the prior year
  Deferred revenue of $685 million, up 11% from the prior year
  Operating Cash Flow of $71 million, up 31% from the prior year

RALEIGH, N.C.--(BUSINESS WIRE)--December 21, 2010--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2011 third quarter ended November 30, 2010.

Total revenue for the quarter was $235.6 million, an increase of 21% from the year ago quarter. Subscription revenue for the quarter was $198.8 million, up 21% year-over-year.

“Strong market demand and sales execution, combined with a compelling value proposition, led to organic billings growth of over 20%, or $262 million. Also in Q3, we were particularly proud that Red Hat was recognized by CIOs for the seventh consecutive year as one of the top IT vendors delivering value according to CIO Insight Magazine Vendor Value survey.” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “In addition to delivering a compelling value proposition, we continued to drive innovation for our customers’ data center needs. In November, we launched the latest version of our flagship operating system, Red Hat Enterprise Linux 6, giving customers a great platform for next generation architectures such as virtualization and cloud computing.”

GAAP operating income for the third quarter was $38.0 million up 92% year-over-year. GAAP operating income in the year ago quarter was $19.8 million after a charge of $8.8 million for a litigation settlement. After adjusting for stock compensation, amortization expenses and the charge for a litigation settlement in the prior year as detailed in the tables below, non-GAAP operating income for the third quarter was $58.0 million, up 26% year-over-year.

Net income for the quarter was $26.0 million, or $0.13 per diluted share, compared with $16.4 million, or $0.08 per diluted share, in the year ago quarter. Non-GAAP net income for the quarter was $39.1 million, or $0.20 per diluted share, compared to $33.5 million, or $0.17 per diluted share in the year ago quarter, after adjusting for stock compensation, amortization expenses and the charge for a litigation settlement in the prior year as detailed in the tables below.

Operating cash flow totaled $70.8 million, as compared to $54.1 million in the year ago quarter. At quarter end, the company’s total deferred revenue balance was $685.2 million, an increase of 11% on a year-over-year basis. Total cash, cash equivalents and investments as of November 30, 2010 was $1.1 billion.

“Top line growth of 21% and even faster operating income growth, contributed to a 31% increase in operating cash flow,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “We are well positioned at the confluence of several hot areas of IT; open source, virtualization and cloud computing. In addition, we are executing consistently and we are making focused investments in growth initiatives. For example, in November we acquired Makara, a developer of deployment and management solutions for applications in the cloud. Makara's technologies will accelerate the development of Red Hat's Platform-as-a-Service (PaaS) solution as part of our Cloud Foundations portfolio, one of our key growth initiatives.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat, the world's leading provider of open source solutions and an S&P 500 company, is headquartered in Raleigh, NC with over 65 offices spanning the globe. CIOs ranked Red Hat as one of the top vendors delivering value in Enterprise Software for seven consecutive years in the CIO Insight Magazine Vendor Value survey. Red Hat provides high-quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, together with virtualization, applications, management and Services Oriented Architecture (SOA) solutions, including Red Hat Enterprise Virtualization and JBoss Enterprise Middleware. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending, the effects of industry consolidation, uncertainty and adverse results in litigation and related settlements, the integration of acquisitions and the ability to market successfully acquired technologies and products; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

© 2010 Red Hat, Inc. Red Hat, the Shadowman logo and JBoss are registered trademarks of Red Hat, Inc. in the U.S. and other countries. Linux is a registered trademark of Linus Torvalds.

RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009
Revenue:

Subscriptions	$198,842	$164,432	$564,101	$469,496
Training and services	36,734	29,914	100,380	82,872

Total subscription, training and services revenue	235,576	194,346	664,481	552,368

Cost of revenue:

Subscriptions	13,336	11,010	38,256	32,033
Training and services	26,408	18,588	70,427	52,474

Total cost of subscription, training and services revenue	39,744	29,598	108,683	84,507

Total gross profit	195,832	164,748	555,798	467,861

Operating expense:
Sales and marketing	85,138	71,498	239,136	202,242
Research and development	43,083	38,605	126,102	110,068
General and administrative	29,655	26,102	84,294	74,411
Litigation Settlement	-	8,750	-	8,750

Total operating expense	157,876	144,955	449,532	395,471

Income from operations	37,956	19,793	106,266	72,390
Interest income	1,608	2,206	5,046	8,161
Other income, net	462	3,253	2,140	6,442

Income before provision for income taxes	40,026	25,252	113,452	86,993
Provision for income taxes	14,009	8,838	39,708	23,128

Net income	$26,017	$16,414	$73,744	$63,865

Net income-diluted	$26,017	$16,414	$73,744	$63,865

Net income per share:
Basic	$0.14	$0.09	$0.39	$0.34
Diluted	$0.13	$0.08	$0.38	$0.33

Weighted average shares outstanding:
Basic	191,296	187,450	189,410	187,823
Diluted	196,908	193,733	195,723	193,366

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS
	November 30,	February 28,
	2010	2010
	(Unaudited)
Current assets:
Cash and cash equivalents	$594,914	$388,118
Investments in debt and equity securities	250,528	372,656
Accounts receivable, net	151,612	139,436
Deferred tax assets, net	37,004	57,951
Prepaid expenses	53,374	44,116
Other current assets	954	842

Total current assets	1,088,386	1,003,119

Property and equipment, net	74,860	71,708
Goodwill	463,552	438,749
Identifiable intangibles, net	112,980	108,213
Investments in debt securities	251,538	209,411
Other assets, net	37,397	39,672

Total assets	$2,028,713	$1,870,872

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$19,101	$16,483
Accrued expenses	85,959	68,334
Deferred revenue	509,192	480,572
Other current obligations	638	878

Total current liabilities	614,890	566,267

Deferred lease credits	4,356	4,184
Long term deferred revenue	176,043	165,288
Other long term obligations	23,468	24,081
Stockholders' equity:
Common stock	22	22
Additional paid-in capital	1,554,214	1,444,848
Retained earnings	211,516	137,772
Treasury stock, at cost	(552,001)	(472,646)
Accumulated other comprehensive (loss) income	(3,795)	1,056

Total stockholders' equity	1,209,956	1,111,052

Total liabilities and stockholders' equity	$2,028,713	$1,870,872

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009

Cash flows from operating activities:
Net income	$26,017	$16,414	$73,744	$63,865
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	11,829	11,595	35,240	33,847
Share-based compensation expense	15,340	12,557	44,189	34,246
Deferred income taxes	7,911	9,578	29,697	15,066
Excess tax benefits from share-based payment arrangements	(10,800)	(9,524)	(31,999)	(27,280)
Gain on sale of available-for-sale equity securities	(1,726)	(4,584)	(2,843)	(8,247)
Other	673	(198)	789	(205)
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(23,762)	(21,742)	(11,030)	(1,130)
Prepaid assets	(4,613)	1,810	(9,357)	5,180
Accounts payable	5,544	(843)	2,662	6,944
Accrued expenses	16,343	14,651	24,595	16,836
Deferred revenue	26,803	23,446	39,184	35,963
Other	1,261	989	877	2,273

Net cash provided by operating activities	70,820	54,149	195,748	177,358

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(314,729)	(245,788)	(535,093)	(534,260)
Proceeds from sales and maturities of available-for-sale debt securities	191,259	93,089	605,388	299,193
Proceeds from sales of available-for-sale equity securities	1,843	4,312	3,000	8,371
Acquisitions of businesses, net of cash acquired	(31,381)	-	(31,381)	-
Net purchase of strategic equity investments	-	(1,368)	-	(1,368)
Purchase of developed technologies and other intangible assets	(9,481)	(847)	(12,426)	(2,917)
Purchase of property and equipment	(10,079)	(8,655)	(25,171)	(21,318)

Net cash provided by (used in) investing activities	(172,568)	(159,257)	4,317	(252,299)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	10,800	9,524	31,999	27,280
Proceeds from exercise of common stock options	24,654	44,985	80,353	63,574
Purchase of treasury stock	-	(52,289)	(79,355)	(146,246)
Payments related to net settlement of employee share-based compensation awards	(14,899)	(6,754)	(23,089)	(9,054)
Payments on other borrowings	-	-	(877)	(900)
Proceeds from other borrowings	335	-	335	-

Net cash provided by (used in) financing activities	20,890	(4,534)	9,366	(65,346)

Effect of foreign currency exchange rates on cash and cash equivalents	6,545	6,299	(2,635)	14,448
Net increase (decrease) in cash and cash equivalents	(74,313)	(103,343)	206,796	(125,839)
Cash and cash equivalents at beginning of the period	669,227	493,052	388,118	515,548

Cash and cash equivalents at end of period	$594,914	$389,709	$594,914	$389,709

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009

Cost of revenue	$1,607	$916	$4,168	$2,475
Sales and marketing	4,922	3,627	13,469	9,875
Research and development	3,960	3,239	11,395	9,588
General and administration	4,851	4,775	15,157	12,308
Total share-based compensation expense	$15,340	$12,557	$44,189	$34,246

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009

Cost of revenue	$887	$989	$2,295	$2,938
Sales and marketing	2,076	2,293	6,237	6,908
Research and development	925	925	2,775	2,776
General and administration	839	811	2,494	2,411
Total amortization of intangible assets expense	$4,727	$5,018	$13,801	$15,033

Class action litigation settlement expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009

Litigation settlement	$0	$8,750	$0	$8,750

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009

GAAP net income	$26,017	$16,414	$73,744	$63,865

Provision for income taxes	14,009	8,838	39,708	23,128

GAAP income before provision for income taxes	$40,026	$25,252	$113,452	$86,993

Add: Non-cash share-based compensation expense	15,340	12,557	44,189	34,246
Add: Amortization of intangible assets	4,727	5,018	13,801	15,033
Add: Litigation settlement	-	8,750	-	8,750

Non-GAAP adjusted income before provision for income taxes	$60,093	$51,577	$171,442	$145,022

Provision for income taxes (1)	21,033	18,052	60,005	43,439

Non-GAAP adjusted net income	$39,060	$33,525	$111,437	$101,583

Non-GAAP adjusted net income-diluted	$39,060	$33,525	$111,437	$101,583

Non-GAAP adjusted net income per share:
Basic	$0.20	$0.18	$0.59	$0.54
Diluted	$0.20	$0.17	$0.57	$0.53

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$60,093	$51,577	$171,442	$145,022
Estimated annual effective tax rate	35%	35%	35%	35%
Non-GAAP provision for income taxes before discrete tax benefit	$21,033	$18,052	$60,005	$50,758
Discrete tax benefit	-	-	-	7,319
Provision for income taxes on Non-GAAP adjusted net income	$21,033	$18,052	$60,005	$43,439

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009

GAAP gross profit	$195,832	$164,748	$555,798	$467,861

Add: Non-cash share-based compensation expense	1,607	916	4,168	2,475
Add: Amortization of intangible assets	887	989	2,295	2,938

Non-GAAP gross profit	$198,326	$166,653	$562,261	$473,274

Non-GAAP gross margin	84%	86%	85%	86%

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009

GAAP operating expenses	$157,876	$144,955	$449,532	$395,471

Deduct: Non-cash share-based compensation expense	(13,733)	(11,641)	(40,021)	(31,771)
Deduct: Amortization of intangible assets	(3,840)	(4,029)	(11,506)	(12,095)
Deduct: Litigation settlement	-	(8,750)	-	(8,750)

Non-GAAP adjusted operating expenses	$140,303	$120,535	$398,005	$342,855

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2010	2009	2010	2009

GAAP operating income	$37,956	$19,793	$106,266	$72,390

Add: Non-cash share-based compensation expense	15,340	12,557	44,189	34,246
Add: Amortization of intangible assets	4,727	5,018	13,801	15,033
Add: Litigation settlement	-	8,750	-	8,750

Non-GAAP adjusted operating income	$58,023	$46,118	$164,256	$130,419

Non-GAAP adjusted operating margin	24.6%	23.7%	24.7%	23.6%

CONTACT:
Media Contact:
Red Hat Inc.
Kara Schiltz, 919- 301-3002
kschiltz@redhat.com
or
Investor Relations:
Tom McCallum, 919-754-4630
tmccallum@redhat.com